                                                                 COMMON STOCK


                   MUNIHOLDINGS CALIFORNIA INSURED FUND II, INC.
                                   P.O. BOX 9011
                         PRINCETON, NEW JERSEY  08543-9011

                                       PROXY

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniHoldings California Insured Fund II, Inc. (the "Fund") held of record by the undersigned on October 20, 1998 at the annual meeting of stockholders of the Fund to be held on December 16, 1998 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                              (Continued and to be signed on the reverse side)

Please mark boxes / / or  /X/ in blue or black ink.


1.   ELECTION OF DIRECTORS    FOR all nominees listed below                     WITHHOLD AUTHORITY
                              (except as marked to the contrary below)   / /    to vote for all nominees listed below   / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
HERBERT I. LONDON, ROBERT R. MARTIN, ANDRE F. PEROLD, ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


     FOR  / /       AGAINST  / /        ABSTAIN  / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated:                        , 1998
                                     -----------------------

                              X
                                ----------------------------------
                                        Signature


                              X
                                ----------------------------------
                                        Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                 COMMON STOCK


                          MUNIHOLDINGS NEW YORK FUND, INC.
                                   P.O. BOX 9011
                         PRINCETON, NEW JERSEY  08543-9011

                                       PROXY

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniHoldings New York Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1998 at the annual meeting of stockholders of the Fund to be held on December 16, 1998 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                              (Continued and to be signed on the reverse side)

Please mark boxes / / or  /X/ in blue or black ink.


1.   ELECTION OF DIRECTORS    FOR all nominees listed below                     WITHHOLD AUTHORITY
                              (except as marked to the contrary below)   / /    to vote for all nominees listed below   / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
HERBERT I. LONDON, ROBERT R. MARTIN, ANDRE F. PEROLD, ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


     FOR  / /       AGAINST  / /        ABSTAIN  / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated:                        , 1998
                                     -----------------------

                              X
                                ----------------------------------
                                        Signature


                              X
                                ----------------------------------
                                        Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            AUCTION MARKET
                                                            PREFERRED STOCK


                   MUNIHOLDINGS CALIFORNIA INSURED FUND II, INC.
                                   P.O. BOX 9011
                         PRINCETON, NEW JERSEY  08543-9011

                                       PROXY

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniHoldings California Insured Fund II, Inc. (the "Fund") held of record by the undersigned on October 20, 1998 at the annual meeting of stockholders of the Fund to be held on December 16, 1998 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                              (Continued and to be signed on the reverse side)

Please mark boxes / / or  /X/ in blue or black ink.


1.   ELECTION OF DIRECTORS    FOR all nominees listed below                     WITHHOLD AUTHORITY
                              (except as marked to the contrary below)   / /    to vote for all nominees listed below   / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
HERBERT I. LONDON, ROBERT R. MARTIN, ANDRE F. PEROLD, ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


     FOR  / /       AGAINST  / /        ABSTAIN  / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated:                        , 1998
                                     -----------------------

                              X
                                ----------------------------------
                                        Signature


                              X
                                ----------------------------------
                                        Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                 AUCTION MARKET
                                                                 PREFERRED STOCK


                          MUNIHOLDINGS NEW YORK FUND, INC.
                                   P.O. Box 9011
                         PRINCETON, NEW JERSEY  08543-9011

                                       PROXY

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniHoldings New York Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1998 at the annual meeting of stockholders of the Fund to be held on December 16, 1998 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                              (Continued and to be signed on the reverse side)

Please mark boxes / / or  /X/ in blue or black ink.


1.   ELECTION OF DIRECTORS    FOR all nominees listed below                     WITHHOLD AUTHORITY
                              (except as marked to the contrary below)   / /    to vote for all nominees listed below   / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
HERBERT I. LONDON, ROBERT R. MARTIN, ANDRE F. PEROLD, ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


     FOR  / /       AGAINST  / /        ABSTAIN  / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated:                        , 1998
                                     -----------------------

                              X
                                ----------------------------------
                                        Signature


                              X
                                ----------------------------------
                                        Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.